UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act 1934

Date of Report (Date of earliest event reported): December 19, 2011

Coronado Biosciences, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

Delaware	000-54463	20-5157386
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 New England Executive Park, Burlington, MA		01803
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 238-6621

(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On December 22, 2011, Coronado Biosciences, Inc. (the “Company”) announced that it has entered into a binding Terms of Agreement (the “Agreement”) with OvaMed GmbH (“OvaMed”) and Dr. Falk Pharma GmbH (“Falk”). The purposes of the Agreement were to set forth the general agreements with respect to a collaboration by and among the Company, OvaMed and Falk and provide the framework for a collaboration agreement to be entered into by the parties. The Agreement and the press release are attached as Exhibits 10.32 and 99.1, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

On December 19, 2011, the Company and its president and chief executive officer, Bobby W. Sandage, Jr., Ph.D., entered into an amendment to Dr. Sandage’s employment agreement which revised the terms of certain contingent payments to Dr. Sandage. This amendment is attached as Exhibit 10.33 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 8.01	Other Events

On November 15, 2011, the Company entered into a Side Agreement with OvaMed and the University of Iowa Research Foundation (“UIRF”), pursuant to which the parties amended or restated certain provisions of the existing exclusive license agreement between UIRF and OvaMed and the exclusive sublicense agreement between OvaMed and the Company. The Side Agreement is attached as Exhibit 10.34 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

10.32	Terms of Agreement among the Company, OvaMed and Falk effective as of December 22, 2011

10.33	Amendment to Employment Agreement between the Company and Bobby W. Sandage, Jr., Ph.D. effective as of December 19, 2011

10.34	Side Agreement among the Company, UIRF and OvaMed effective as of November 15, 2011

99.1	Press Release dated December 22, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORONADO BIOSCIENCES, INC.

By:	/s/ Dale Ritter
Name: Dale Ritter
Title: Senior Vice President, Finance

Dated: December 22, 2011

Exhibit Index

Exhibit No.	Description

10.32	Terms of Agreement among the Company, OvaMed and Falk effective as of December 22, 2011

10.33	Amendment to Employment Agreement between the Company and Bobby W. Sandage, Jr., Ph.D. effective as of December 19, 2011

10.34	Side Agreement among the Company, UIRF and OvaMed effective as of November 15, 2011

99.1	Press Release dated December 22, 2011